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                                  EXHIBIT 99(b)

                        CERTIFICATION OF PERIODIC REPORT

I, Robert C. Lamb, Jr., Executive Vice President and Chief Financial Officer of FleetBoston Financial Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.Section.1350), that:

1. the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.Section. 78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 5, 2003

                                      /s/ ROBERT C. LAMB, JR.
                                      -----------------------------------
                                          Robert C. Lamb, Jr.
                                          Executive Vice President and
                                            Chief Financial Officer